Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report on Form 10-Q of RAAM Global Energy Company (the “Company”), a Delaware corporation, for the quarter ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Craycraft, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature		Title	Date

By:	/s/ Jeffrey Craycraft	Chief Financial Officer	August 13, 2014
Jeffrey Craycraft

A signed original of this written statement required by Section 906 has been provided to RAAM Global Energy Company and will be retained by RAAM Global Energy Company and furnished to the Securities and Exchange Commission or its staff upon request.